Exhibit 99.1

FINANCIAL STATEMENTS

Impact BioMedical Inc and Subsidiaries

June 30, 2020 (Unaudited)

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Impact BioMedical Inc and Subsidiaries

Consolidated Balance Sheets

Impact Biomedical Inc. and Subsidiaries

Consolidated Balance Sheet

	June 30, 2020	December 31, 2019
	(Unaudited)

Asset
Cash	$75,608	$108,731
Prepaid Expense	23,319	30,700
Total Assets	$98,927	$139,431

Liabilities
Accounts Payable	$7,902	$7,021
Total Liabilities	$7,902	$7,021

Commitments and Contingencies (Note 6)

Stockholders’ Equity
Common Stock, $0.001 Par Value, 400,000,000 shares authorized, 125,073,621 and 9,000 Issued and Outstanding as of June 30, 2020 and December 31, 2019, respectively presented retroactively after 9:1 Stock Split on August 21, 2020	$125,074	$9
Additional Paid In Capital	1,818,427	1,732,582
Accumulated Deficit	(1,888,852)	(1,646,208)
Total Stockholders’ Equity	54,649	86,383
Non-Controlling Interests	36,376	46,027
Total Stockholders’ Equity	$91,025	$132,410

Total Liabilities & Shareholder’s Equity	$98,927	$139,431

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Impact BioMedical Inc and Subsidiaries

Consolidated Statements of Operations

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Operations

For the Three and Six Months Ended June 30, 2020 and 2019 (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Operating Expense
Research & Development	$147,064	$75,091	$219,031	$181,214
Professional Services	83,532	44,376	134,857	49,021
Other General Expense	4,941	11,509	7,119	13,484
Total Operating Expense	235,537	130,976	361,007	243,719
Other Expense
Financial Services	271	60	378	136
Loss from Security Investment by Equity Method	-	9,604	-	12,810
Total Other Expense	271	9,664	378	12,946
Net Loss	$(235,808)	$(140,640)	$(361,385)	$(256,665)
Net Loss Attributable to Non-Controlling Interests	(76,921)	(60,848)	(118,741)	(93,333)
Net Loss Attributable to Common Stockholders	$(158,887)	$(79,792)	$(242,644)	$(163,332)
Net Loss Per Share - Basic and Diluted	$(0.00)	$(8.87)	$(0.00)	$(18.15)
Weighted Average Common Shares Outstanding - Basic and Diluted	125,073,621	9,000	63,236,114	9,000

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Impact BioMedical Inc and Subsidiaries

Consolidated Statements of Stockholders’ Equity (Deficit)

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity

For the Six Months Ended on June 30, 2020

(Unaudited)

	Common Stock
	Shares	Par Value $0.001	Additional Paid in Capital	Accumulated Deficit	Non-controlling Interests	Total Stockholders Equity
Balance at January 1, 2020	9,000	$9	$1,732,582	$(1,646,208)	$46,027	$132,410
Proceeds from the Shareholder			210,910		109,090	320,000
Issuance of Common Stock	125,064,621	125,065	(125,065)			-
Net loss				(242,644)	(118,741)	(361,385)
Balance at June 30, 2020	125,073,621	$125,074	$1,818,427	$(1,888,852)	$36,376	$91,025

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity

For the Six Months Ended on June 30, 2019

(Unaudited)

	Common Stock
	Shares	Par Value $0.001	Additional Paid in Capital	Accumulated Deficit	Non-controlling Interests	Total Stockholders Equity

Balance at January 1, 2019	9,000	$9	$1,183,127	$(1,191,772)	$(4,934)	$(13,570)
Proceeds from the Shareholder			190,909		109,091	300,000
Net loss				(163,331)	(93,333)	(256,664)
Balance at June 30, 2019	9,000	$9	$1,374,036	$(1,355,103)	$10,824	$29,766

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Impact BioMedical Inc and Subsidiaries

Consolidated Statements of Cash Flows

Impact Biomedical Inc. and Subsidiaries

Consolidated Statements of Cash Flows

For the Six Month Ended June 30, 2020 and 2019 (Unaudited)

	2020	2019
Cash Flows From Operating Activities
Net Loss	$(361,385)	$(256,665)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Loss from Investment on Security by Equity Method	-	12,810
Changes in Operating Assets and Liabilities
Prepaid Expense	7,381	(558)
Accounts Payable	881	(44,253)
Net Cash Used in Operating Activities	(353,123)	(288,666)
Cash Flows From Investing Activities
Investment in Joint Venture	-	(36,000)
Net Cash Used in Investing Activities	-	(36,000)
Cash Flows From Financing Activities
Proceeds from Shareholders	320,000	300,000
Net Cash Provided by Financing Activities	320,000	300,000
Net Decrease in Cash	(33,123)	(24,666)
Cash - Beginning of Year	108,731	35,375
Cash - End of Period	$75,608	$10,709

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IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Note 1. Nature of Operations and Basis of Presentation

Nature of Operations

Impact BioMedical Inc (the “Company”) was incorporated in the State of Nevada as a for-profit company on October 16, 2018 and established a fiscal year end of December 31st. The Company issued 9,000 shares to Global BioMedical Pte. Ltd., which was wholly–owned by Singapore eDevelopment Limited (“SeD Ltd”), a multinational public company, listed on the Singapore Exchange Securities Trading Limited (“SGXST”). On March 31, 2020 the Company issued 125,064,621 shares of common stock to its sole shareholder Global BioMedical Pte. Ltd. On July 24, 2020, the Board approved the Stock Split, pursuant to which each share of the Company’s common stock issued and outstanding was split into nine shares of the Company’s common stock.

On March 12, 2020 Singapore eDevelopment Ltd., Global BioMedical Pte Ltd., Document Security Systems, Inc (“DSS”) and DSS BioHealth Security Inc. (“DSS BioHealth”) signed Term Sheets and subsequently on April 21, 2020, these four companies entered into Share Exchange Agreement, based on which Global BioMedical Pte Ltd. agreed to sell all of the issued and outstanding shares of the Company to DSS BioHealth in exchange for the combination of common and preferred shares of DSS. Our Company’s Chairman, who is also the largest shareholder of Singapore eDevelopment Ltd., is the beneficial owner of approximately 18.3% of the outstanding shares of DSS and is the Chairman of the Board of Directors of DSS. On August 21, 2020, the transaction was closed and the Company became a direct wholly owned subsidiary of DSS BioHealth.

The Company is committed to both funding research and developing intellectual property portfolio. Global BioLife, Inc. (“Global BioLife”), one of the Company’s subsidiaries and the main operating company of the group, focuses on research in three main areas: (i) development of a universal therapeutic drug platform; (ii) a new sugar substitute; and (iii) a multi-use fragrance. Global BioLife established a joint venture, Sweet Sense, Inc. (“Sweet Sense”), with Quality Ingredients, LLC for the development, manufacture, and global distribution of the new sugar substitute and owns 50% of Sweet Sense. On November 8, 2019, the Company purchased 50% of Sweet Sense, Inc. from Quality Ingredients, LLC for $91,000. Sweet Sense is now an 81.8% owned subsidiary of the Company.

Basis of Presentation and Principles of Consolidation

The accompanying unaudited consolidated financial statements have been prepared in accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and pursuant to the instructions to Form 10-Q and Article 8 of Regulation S-X of the Securities and Exchange Commission (“SEC”) and on the same basis as the Company prepares its annual audited consolidated financial statements. In the opinion of management, the accompanying unaudited consolidated financial statements reflect all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation of such interim results.

The results for the consolidated statement of operations are not necessarily indicative of results to be expected for the year ending December 31, 2020 or for any future interim period. The consolidated balance sheet at June 30, 2020 has been derived from unaudited financial statements; however, it does not include all of the information and notes required by U.S. GAAP for complete financial statements. The accompanying consolidated financial statements should be read in conjunction with the consolidated financial statements for the year ended December 31, 2019, and notes thereto included in the Company’s audited report.

There have been no material changes in the Company’s significant accounting policies to those previously disclosed in the Company’s audited report.

The Common Control Transactions resulted in the basis of accounting for the financial reporting period in 2019. The consolidated financial statements were retrospectively adjusted for the operating results of Global Biolife as of January 1, 2019 for comparative purposes as the entities were under common control. ASC 805-50-45 defines the transfer of a business among entities under common control at carrying amount with retrospective adjustment of prior period financial statements when reporting entity is changed. ASC 250 defines a change in the reporting entity as a change that results in financial statements that, in effect, are those of a different reporting entity. The Management believed that the acquisitions of Global BioMedical, Inc. and Global Biolife led to change in the reporting entity.

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IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements include all accounts of the Company and its majority owned and controlled subsidiaries. The Company consolidates entities in which it owns more than 50% of the voting common stock and controls operations. All intercompany transactions and balances among consolidated subsidiaries have been eliminated.

The consolidated financial statements include all accounts of the entities as of the reporting period ending dates and for the reporting periods as follows:

Name of consolidated subsidiary	State or other jurisdiction of incorporation or organization	Date of incorporation or formation	Attributable interest as of June 30, 2020	Attributable interest as of December 31, 2019
Global BioMedical, Inc.	Nevada	April, 18, 2017	90.9%	90.9%
Global BioLife, Inc.	Nevada	April 14, 2017	63.6%	63.6%
Biolife Sugar, Inc	Nevada	April 23, 2018	63.6%	63.6%
Happy Sugar Inc	Nevada	August 17, 2018	63.6%	63.6%
Sweet Sense Inc.	Nevada	April 30, 2018	81.8%	81.8%
SeD BioLife International, Inc.	Nevada	March 29, 2017	100%	100%
SeD BioMedical International Inc.	Nevada	March 13, 2017	100%	100%
Global Sugar Solutions Inc.	Nevada	November 7, 2019	80%	80%

All intercompany balances and transactions have been eliminated. Non–controlling interest represents the minority equity investment in the Company’s subsidiaries, plus the minority investors’ share of the net operating results and other components of equity relating to the non–controlling interest.

As of June 30, 2020 and December 31, 2019, the aggregate noncontrolling interest was $36,378 and $46,027, respectively, which are separately disclosed on the Consolidated Balance Sheets.

On the date of incorporation, Global BioLife issued 800 shares to Global BioMedical. Inc., 100 shares to GRDG Sciences, LLC (“GRDG”) and 100 to Holista Colltech Limited. Based on the Global BioLife’s Stockholders Agreement signed on April 26, 2017, Global BioMedical Inc agreed to transfer 10% of its ownership in Global BioLife to GRDG Sciences, LLC upon successful completion of certain goals. GRDG Sciences, LLC fulfilled required goals and 100 shares was transferred on September 12, 2017.

On November 7, 2018, the Company entered into two Capital Contribution Agreements. First Capital Contribution Agreement (“GBMI Agreement”), was entered between the Company, Global BioMedical Pte. Ltd. (“Global BioMedical”), a Singapore limited company, and Global BioMedical. Inc. (“GBMI”), a Nevada corporation. Prior to this agreement Global BioMedical owned 90.91% of the issued and outstanding capital equity in GBMI and 100% of issued and outstanding shares of the Company. Based on GBMI Agreement, Global BioMedical contributed all of its ownership in GBMI to the Company. Another Capital Contribution Agreement (“SeD BioLife Agreement”) was entered between the Company, Global BioMedical and SeD BioLife International, Inc. (“SeD BioLife”), a Nevada Corporation. Prior to this agreement Global BioMedical owned 100% of the issued and outstanding capital equity in SeD BioLife. Based on the SeD BioLife Agreement, Global BioMedical contributed all its ownership in SeD BioLife to the Company.

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IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

On March 12, 2020 Singapore eDevelopment Ltd., Global BioMedical Pte Ltd., Document Security Systems, Inc (“DSS”) and DSS BioHealth Security Inc. (“DSS BioHealth”) signed Term Sheets and subsequently on April 21, 2020, these four companies entered into Share Exchange Agreement, based on which Global BioMedical Pte Ltd. agreed to sell all of the issued and outstanding shares of the Company to DSS BioHealth in exchange for the combination of common and preferred shares of DSS. The closing of this transaction was contingent upon DSS shareholders’ approval and all parties meeting the conditions of the Share Exchange Agreement. Our Company’s Chairman, who is also the largest shareholder of Singapore eDevelopment Ltd., is the beneficial owner of approximately 18.3% of the outstanding shares of DSS and is the Chairman of the Board of Directors of DSS. On August 21, 2020, the transaction was closed and the Company became a direct wholly owned subsidiary of DSS BioHealth.

Note 2. Summary of Significant Accounting and Reporting Policy

Use of estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the balance sheets and reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

Earnings (Loss) per Share

Basic earnings (loss) per share is computed by dividing the net income (loss) attributable to the common stockholders by weighted average number of shares of common stock outstanding during the period. Fully diluted earnings (loss) per share is computed similar to basic income (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There were no dilutive financial instruments issued or outstanding for the periods ended June 30, 2020 or December 31, 2019.

On July 24, 2020, the Board approved the Stock Split, pursuant to which each share of the Company’s common stock issued and outstanding was split into nine shares of the Company’s common stock. The weighted average numbers of outstanding common stocks in the reporting periods were retrospectively adjusted for the stock split as 63,236,114 and 9,000 during the six months ended June 30, 2020 and 2019, respectively.

Fair Value of Financial Instruments

For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. There were no cash equivalents as of June 30, 2020 and December 31, 2019.

Investment in Securities Under Equity Method Accounting

BioLife Sugar, Inc. (“BioLife”), a subsidiary consolidated under the Company, entered into a joint venture agreement on April 25, 2018 with Quality Ingredients, LLC (“QI”). The agreement created Sweet Sense which is 50% owned by BioLife and 50% owned by QI. Management believes its 50% investment represents significant influence over Sweet Sense and accounts for the investment under the equity method of accounting. As of December 31, 2018, BioLife contributed $55,000 to the joint venture and recorded its proportionate share losses totaling $49,687 recorded as loss on investment in security by equity method in the Consolidated Statements of Operations. As of November 08, 2019, the total investment in joint venture was equal to $91,000 and the proportionate losses totaled $90,001.

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IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

On November 8, 2019, the Company purchased 50% of Sweet Sense from QI for $91,000. Consequently, Sweet Sense is now an 81.8% owned subsidiary of the Company, and therefore, is now consolidated into the consolidated financial statements.

Research and Development

Research and development costs are expensed as incurred. Total research and development costs were $219,031 and

$181,214 for the six months ended June 30, 2020 and 2019, respectively.

Income taxes

Deferred income tax assets and liabilities are determined based on the estimated future tax effects of net operating loss and credit carry-forwards and temporary differences between the tax basis of assets and liabilities and their respective financial reporting amounts measured at the current enacted tax rates. The Company records an estimated valuation allowance on its deferred income tax assets if it is more likely than not that these deferred income tax assets will not be realized.

The Company recognizes a tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company has not recorded any unrecognized tax benefits. The Company’s policy is to recognize interest and penalties related to income taxes in income tax expense.

Subsequent Events

Subsequent events are events or transactions that occur after the balance sheet date but before the financial statements are available to be issued.

The Company’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet date and before financial statements are available to be issued.

Recent Accounting Standards

Financial Instruments

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) FASB ASU 2016-01 – Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities – The changes to the current U.S. GAAP model primarily affect the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments.

Non-Controlling Interests

In July 2017, the FASB issued ASU No. 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815): (Part I) Accounting for Certain Financial Instruments with Down Round Features, (Part II) Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception (“ASU 2017-11”). ASU 2017-11 is intended to simplify the accounting for financial instruments with characteristics of liabilities and equity. Among the issues addressed are: (i) determining whether an instrument (or embedded feature) is indexed to an entity’s own stock; (ii) distinguishing liabilities from equity for mandatorily redeemable financial instruments of certain nonpublic entities; and (iii) identifying mandatorily redeemable noncontrolling interests. The Company adopted ASU 2017-11 on January 1, 2019 and determined that this ASU did not have a material impact on the consolidated financial statements.

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IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

CARES Act

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was signed into law in March 2020. The CARES Act lifts certain deduction limitations originally imposed by the Tax Cuts and Jobs Act of 2017 (“2017 Tax Act”). Corporate taxpayers may carryback net operating losses (NOLs) originating between 2018 and 2020 for up to five years, which was not previously allowed under the 2017 Tax Act. The CARES Act also eliminates the 80% of taxable income limitations by allowing corporate entities to fully utilize NOL carryforwards to offset taxable income in 2018, 2019 or 2020. Taxpayers may generally deduct interest up to the sum of 50% of adjusted taxable income plus business interest income (30% limit under the 2017 Tax Act) for 2019 and 2020. The CARES Act allows taxpayers with alternative minimum tax credits to claim a refund in 2020 for the entire amount of the credits instead of recovering the credits through refunds over a period of years, as originally enacted by the 2017 Tax Act.

In addition, the CARES Act raises the corporate charitable deduction limit to 25% of taxable income and makes qualified improvement property generally eligible for 15-year cost-recovery and 100% bonus depreciation. The enactment of the CARES Act did not result in any adjustments to our consolidated financial statements for the six months ended June 30, 2020.

Note 3. Prepaid Expenses

Prepaid expenses for the six months ended June 30, 2020 and year ended December 31, 2019 include mostly research and development fees paid to GRDG, a related party, in the amounts of $23,319 and $30,700, respectively.

Note 4. Stockholders’ Equity

On October 16, 2018, 1,000 shares of common stock were issued to Global BioMedical Pte. Ltd.

On November 21, 2018 the Company increased its authorized shares from 10,000 to 100,000,000 common shares with a par value of $0.001 per share. No preferred shares have been authorized or issued.

On March 31, 2020 the Company issued 13,896,069 shares of common stock to its sole shareholder Global BioMedical Pte. Ltd.

On July 24, 2020, the Board approved the Stock Split, pursuant to which each share of the Company’s common stock issued and outstanding was split into nine shares of the Company’s common stock. The numbers of authorized common stock and issued and outstanding common stock in the reporting periods were retrospectively adjusted for the stock split. As of June 30, 2020 and December 31, 2019, the numbers of issued and outstanding common stock were 125,073,621 and 9,000, respectively.

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IMPACT Biomedical, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Note 5. Related Party Transactions

Research and Development Activities

Based on Shareholders Agreement entered into on April 26, 2017, the Company should fund the scientific operations of GRDG, a company involved in research and development of biomedical products and owned by Daryl Thompson, a director of many subsidiaries of the Company, to do the development and research works on the biomedical products for the Company. Initial monthly payments were agreed to be $20,994 plus any additional amounts that would be necessary and agreed by the Board of Directors. The monthly payments were adjusted for the increase in rent of GRDG office and general inflation. Current monthly payments equal to $23,319. The Company incurred expenses of

$151,739 and $140,304 for the six months ended June 30, 2020 and 2019, respectively. On June 30, 2020 and December 31, 2019 the Company owed this related party $0 and had prepaid monthly fees of $23,319 and $30,700, respectively.

Administrative and Accounting Services

SeD Development Management, LLC, an indirect subsidiary of SeD Ltd, provided administrative and accounting services to the Company and its subsidiaries. The Company incurred expenses of $0 and $3,000 for the six months ended June 30, 2020 and 2019, respectively. On June 30, 2020 and December 31, 2019, the Company owed this related party $0. As of January 1, 2020, both parties agreed to stop paying the service fee.

Note 6. Commitments and Contingencies

Leases

At June 30, 2020, Impact BioMedical, Inc. had not entered into any leases, as the Company had no employees.

Royalty Agreement

On August 15, 2018, the Company entered into Royalty Agreement with Chemia Corporation (“Chemia”) pursuant to which Chemia transferred to the Company all of its right to 3F (Functional Fragrance Formulation). 3F consists of 3F Mosquito Repellant and 3F Anti-Viral formulations. Based on the Royalty Agreement, the Company should cover all the costs to prepare and finalize necessary patent application and other intellectual property related to 3F. Chemia agreed to support the Company in efforts leading to development of 3F intellectual property and it’s licensing. Based on Royalty Agreement any payments received from development, sales, licensing or transfer of 3F technology will be paid 50% to the Company and 50% to Chemia. On November 27, 2018, the Company and Chemia signed an Addendum to Royalty Agreement (“Addendum”), according to which the Company granted Chemia a royalty-based limited license for purposes of making and selling fragrances embodying the 3F technology. Based on the Addendum, Chemia should pay the Company 5% of net sales in royalty. On November 8, 2019, both companies entered into Amendment no.1 to Royalty Agreement, based on which certain expenses bore by the Company towards patent application and licensing should be reimbursed to the Company before any royalty payments are made. As on June 30, 2020 and December 31, 2019 there were no reimbursements or royalties paid to the Company and the Company cannot be assured that Chemia’s efforts will end up in any future sales of the technology.

Note 7. Subsequent Events

On July 24, 2020 the Board of Directors of the Company approved the Amendment to the Articles of Incorporation to increase the number of the Company’s authorized shares of common stock from 100,000,000 to 400,000,000 shares. At the same time, the Board approved the Stock Split, pursuant to which each share of the Company’s common stock issued and outstanding was split into nine shares of the Company’s common stock. The numbers of authorized common stock and issued and outstanding common stock in the reporting periods were retrospectively adjusted for the stock split. After this Stock Split, the Company has 125,073,621 common shares issued and outstanding.

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